AMENDMENT TO CREDIT MODIFICATION AGREEMENT

IT IS, ON THIS 28th DAY OF OCTOBER, 2011, HEREBY AGREED by and among STATE BANK OF INDIA, NEW YORK BRANCH (“SBI”), 460 Park Avenue, New York, NY 10022, as Facility Arranger, Administrative Agent, and Senior Lender, JUBILANT CADISTA PHARMACEUTICALS INC.(“Borrower”), a Delaware corporation formerly known as Cadista Pharmaceuticals Inc., 207 Kiley Drive, Salisbury, MD 21801, CADISTA HOLDINGS INC (“Cadista”), a Delaware corporation located at 207 Kiley Drive, Salisbury, MD 21801, as guarantor, JUBILANT PHARMA PTE LTD. (“JPPL”), 42 B Horne Road, Singapore, 209066, as Current Pledgor of the shares of stock of Cadista, GENERIC PHARMACEUTICALS HOLDINGS INC, a Delaware corporation with a mailing address 1 Crossroads Drive, Building A, 2nd floor, Bedminster, NJ 07921, New Pledgor of the shares of stock of Cadista, that

WHEREAS Borrower, SBI, Bank of Baroda (“BOB”), a Participating Lender, Cadista, and JPPL entered into certain written documentation on or about September 22, 2006 evidencing the grant of various credit facilities to Borrower by SBI and BOB, and

WHEREAS said documentation was amended to the extent set forth in a written Amendment of September 25,2007, and

WHEREAS the said parties agreed to a continuation and enhancement of certain credit facilities pursuant to written documentation, including, among others, a Credit Modification Agreement dated February 24, 2010, and

WHEREAS JPPL pledged its shares of stock in Cadista to SBI and BOB pursuant to the terms and conditions of a Pledge Agreement, Pledge Modification Agreement, and Second Pledge Modification Agreement, as referenced, inter alia, in Clause 8 (D) of the said Credit Modification Agreement, and

WHEREAS various share certificates representing a total of 49,824,988 shares of stock in Cadista were pledged by JPPL to SBI and BOB on a pari passu basis, and share certificates constituting an additional 12,735,827 shares of stock in Cadista, were pledged to SBI by JPPL, for a total of 62,560,815 pledged shares, and

WHEREAS Borrower has requested that SBI and BOB each consent to the transfer by JPPL of all said shares pledged to SBI and BOB, to Jubilant Life Sciences Holdings, Inc., a Delaware corporation, and immediately following such transfer, to the further transfer of all said shares by Jubilant Life Sciences Holdings Inc. to Generic Pharmaceuticals Holdings Inc., and

WHEREAS SBI and BOB consent to the said transfers, conditioned on all the shares being re-pledged to SBI by Generic Pharmaceuticals Holdings, Inc., and having the same first, general, secured status and lien, as existing, and

WHEREAS the Borrower, Cadista, JPPL, Generic Pharmaceuticals Holdings, Inc., and each of them, unconditionally agree to the re-pledging of all the said shares pursuant to written documentation described herein below, and

WHEREAS Borrower has presented a certified copy of its filing with the Delaware Department of State, a Certificate of Amendment, changing its name from Cadista Pharmaceuticals Inc., to JUBILANT CADISTA PHARMACEUTICALS INC. and,

WHEREAS all credit facilities extended to Borrower by Bank of Baroda have been repaid in full to Bank of Baroda. Therefore, Bank of Baroda is not a party to this Amendment, and any and all right and interest of Bank of Baroda in the pledged shares passes to SBI in their entirety.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is expressly acknowledged, the parties hereby agree as follows:

1.          Borrower’s new name, Jubilant Cadista Pharmaceuticals Inc. will be substituted in the place and stead of Cadista Pharmaceuticals Inc., wherever that name appears in each and every document executed by Cadista Pharmaceuticals Inc, formerly known as Jubilant Pharmaceuticals Inc., in connection with the subject credit facilities, and each and every continuation and/or enhancement thereof.

2.          Borrower shall assist SBI, if necessary, in filing the appropriate documents, changing the name of Borrower with respect to the various security pledged to SBI in connection with the said credit facilities, including, inter alia, filing appropriate UCC-3 Amendments for change of name.

3.          Borrower shall provide equivalent replacement shares of stock, pledged by Cadista, to be issued under Borrower’s new name.

4.          The parties will execute, acknowledge and deliver a Third Pledge Modification Agreement in a form satisfactory to SBI, setting forth the terms and conditions of the re-pledging of all the said shares in accordance with the requirements of the said Third Pledge Modification Agreement.

5.          Clause 8 (D) of the said Credit Modification Agreement will be modified by this Amendment, only to the extent that JPPL will no longer be a pledgor of Cadista’s shares of stock, that the new pledgor in place of JPPL, shall be Generic Pharmaceuticals Holdings, Inc,. and that the Third Pledge Modification Agreement shall be fully binding and incorporated therein.

6.          Borrower, Cadista, JPPL Generic Pharmaceuticals Holdings, Inc., and each of them, shall provide their respective corporate secretary’s certificates, in a form acceptable to SBI, as proof of their own authority and capacity to enter into this transaction, and to execute, acknowledge, and deliver the documents in connection therewith.

7.          All other terms and conditions in the said Credit Modification Agreement and each and every other credit document executed, acknowledged and delivered in connection with the grant, continuation, enhancement, etc. of the said credit facilities to the Borrower shall REMAIN IN FULL FORCE AND EFFECT, except that Bank of Baroda is no longer a Participant Lender therein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Credit Modification Agreement as of the date first indicated.

STATE BANK OF INDIA, NEW YORK BRANCH
Facility Arranger/Administrative Agent/Senior Lender

By;	/s/ Gopal Chakrapani
Name:	Gopal Chakrapani
Title:	Vice President & Head (Credit)

JUBILANT CADISTA PHARMACEUTICALS INC.
Borrower

By:	/s/ Kamal Mandan
Name:	Kamal Mandan
Title:	Chief Financial Officer

CADISTA HOLDINGS INC.
Guarantor

By;	/s/ Kamal Mandan
Name:	Kamal Mandan
Title:	Chief Financial Officer

JUBILANT PHARMA PTE LTD.
Current Pledgor

By;	/s/ Liana, Cheng Lian Siang
Name: Liana, Cheng Lian Siang
Title: Secretary

GENERIC PHARMACEUTICALS HOLDINGS, INC.
New Pledgor

By;	/s/ Kamal Mandan
Name: KAMAL MANDAN
Title: Director

STATE OF NEW YORK         )

COUNTY OF NEW YORK               )   ss

On the 28th day of October, 2011, before me personally came GOPAL CHAKRAPANI, personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/
Notary Public

STATE OF NEW YORK )

COUNTY OF NEW YORK)                       ss

On the 28th day of October, 2011, before me personally came KAMAL MANDAN, personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/
Notary Public

STATE OF NEW YORK)

COUNTY OF NEW YORK)                       ss

On the 28th day of October, 2011, before me personally appeared KAMAL MANDAN personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/
Notary Public

STATE OF NEW YORK                                                   )

COUNTY OF NEW YORK                                                                  )               ss

On the 28th day of October, 2011, before me personally appeared KAMAL MANDAN personally known to me or proved to me on the basis of satisfactory evidence, to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/
Notary Public

CITY OF SINGAPORE                                                                                                     )

REPUBLIC OF SINGAPORE                                                                                           )              ss

On the 31st day of October, 2011 Liana, Cheng Lian Siang before me personally came personally known to me, or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/
Notary Public